UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1411 Broadway
16th Floor
New York, NY 10018

(Address of principal executive offices)
(646) 661-7600
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On January 6, 2022, Ascend Wellness Holdings, Inc. (the “Company”) sent the letter filed as Exhibit 99.1 to this Current Report on Form 8-K to MedMen NY, Inc., a subsidiary of MedMen Enterprises, Inc. and party to that certain Investment Agreement, dated February 25, 2021, by and among MedMen Enterprises USA, LLC, MedMen NY, Inc., AWH New York, LLC and the Company.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Letter to MedMen NY, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.
January 6, 2022	/s/ Daniel Neville
Daniel Neville Chief Financial Officer (Principal Financial Officer)
2